UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2026 (April 27, 2026)

IRENIC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43248	98-1922153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, 15th Floor

New York, New York 10153

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 993-6330

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	IACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	IACQ	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	IACQW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 29, 2026, Irenic Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 22,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant (the “Warrants”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $220,000,000. The Company has granted the underwriters a 45-day option to purchase up to an additional 3,300,000 Units at the initial public offering price to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-294983) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 10, 2026, as amended (the “Registration Statement”):

•	An Underwriting Agreement, dated April 27, 2026, by and between the Company and Jefferies LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated April 27, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated April 27, 2026 (the “Letter Agreement”), by and among the Company, its executive officers, its directors and the Company’s sponsor, Irenic Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated April 27, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated April 27, 2026, by and among the Company, the Sponsor and the Holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Units Purchase Agreement, dated April 27, 2026, by and between the Company and the Sponsor (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Private Placement Units Purchase Agreement, dated April 27, 2026, by and among the Company, Jefferies LLC and Odeon Capital Group LLC (the “Underwriters Private Placement Units Purchase Agreement,” and together with the Sponsor Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•	An Administrative Services and Indemnification Agreement, dated April 27, 2026, by and among the Company, the Sponsor and Irenic Capital Management LP, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

•	A Forward Purchase Agreement, dated April 27, 2026, by and between the Company and Irenic Capital Management LP, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private sale of 640,000 units (the “Private Placement Units”) at the initial public offering price of $10.00 per unit (for an aggregate purchase price of $6,400,000). Of those 640,000 Private Placement Units, the Sponsor purchased 420,000 Private Placement Units and Jefferies LLC and Odeon Capital Group LLC purchased an aggregate of 220,000 Private Placement Units. Each Private Placement Unit consists of one Class A ordinary share and one-third of one warrant. The Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2026, in connection with the IPO, Paul Adams, Kirk S. Hachigian and Larry A. Lawson were appointed to the board of directors of the Company (the “Board”). Messrs. Adams, Hachigian and Lawson are independent directors. Effective April 27, 2026, Messrs. Hachigian, Adams and Lawson were appointed to the Board’s Audit Committee and to the Board’s Compensation Committee, with Mr. Hachigian serving as chair of the Audit Committee and Mr. Adams serving as chair of the Compensation Committee.

Following the appointment of Messrs. Adams, Hachigian and Lawson, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Kirk S. Hachigian and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Paul Adams and Larry A. Lawson and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Adam Katz and E-Fei Wang and will expire at the Company’s third annual meeting of shareholders.

On April 27, 2026, in connection with their appointments to the Board, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.6 to the Registration Statement. Each of the members of the Board has received membership interests in the Sponsor as compensation for their service as directors to the Company. Each of Messrs. Adams, Hachigian and Lawson received for their services as a director indirect interests in 25,000 of the Company’s Class B ordinary shares held by the Sponsor through membership interests in the Sponsor and each of Paul Adams and Larry Lawson have made investments in the Sponsor.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.6 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2026, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $220,000,000, comprised of $217,800,000 of the proceeds from the IPO (which amount includes $8,800,000 of the underwriters’ deferred discount) and $2,200,000 representing certain proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of (i) in connection with the completion of the Company’s initial business combination, (ii) the redemption of any Class A Ordinary Shares if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law or (iii) the redemption of Class A Ordinary Shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Class A Ordinary Shares if the Company has not consummated an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On April 27, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On April 29, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 27, 2026, by and between the Company and Jefferies LLC as representative of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated April 27, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated April 27, 2026, by and among the Company, its executive officers, its directors and Irenic Sponsor, LLC.

10.2	Investment Management Trust Agreement, dated April 27, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated April 27, 2026, by and among the Company, Irenic Sponsor, LLC and the Holders signatory thereto.

10.4	Private Placement Units Purchase Agreement, dated April 27, 2026, by and between the Company and Irenic Sponsor, LLC.

10.5	Private Placement Units Purchase Agreement, dated April 27, 2026, by and among the Company, Jefferies LLC and Odeon Capital Group LLC.

10.6	Administrative Services and Indemnification Agreement, dated April 27, 2026, by and among the Company, Irenic Sponsor, LLC and Irenic Capital Management LP.

10.7	Forward Purchase Agreement, dated April 27, 2026, by and between the Company and Irenic Capital Management LP.

99.1	Press Release, dated April 27, 2026.

99.2	Press Release, dated April 29, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRENIC ACQUISITION CORP.

By:	/s/ Adam Katz
Name: Adam Katz
Title: Chief Executive Officer

Dated: April 29, 2026